Exhibit 23

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in the following Registration Statements of Lockheed Martin Corporation:

1)	Registration Statement Number 33-58067 on Form S-3, dated March 14, 1995;

2)	Registration Statement Numbers: 33-58073, 33-58075, 33-58077, 33-58079, 33-58081, and 33-58097 on Form S-8, each dated March 15, 1995;

3)	Post-Effective Amendment No. 1 on Form S-8 to the Registration Statement Number 33-57645 on Form S-4, dated March 15, 1995;

4)	Registration Statement Number 33-63155 on Form S-8, dated October 3, 1995;

5)	Post-Effective Amendment No. 1 on Form S-8 to the Registration Statement Number 33-58083, dated January 22, 1997;

6)	Registration Statement Numbers: 333-20117 and 333-20139 on Form S-8, each dated January 22, 1997;

7)	Registration Statement Number 333-27309 on Form S-8, dated May 16, 1997;

8)	Registration Statement Number 333-37069 on Form S-8, dated October 2, 1997;

9)	Registration Statement Number 333-40997 on Form S-8, dated November 25, 1997;

10)	Registration Statement Number 333-58069 on Form S-8, dated June 30, 1998;

11)	Registration Statement Number 333-69295 on Form S-8, dated December 18, 1998;

12)	Registration Statement Number 333-92197 on Form S-8, dated December 6, 1999;

13)	Registration Statement Number 333-92363 on Form S-8, dated December 8, 1999;

14)	Post-Effective Amendments No. 2 and 3 on Form S-8 to the Registration Statement Number 333-78279, each dated August 3, 2000;

15)	Registration Statement Number 333-56926 on Form S-8, dated March 12, 2001;

16)	Registration Statement Number 333-84154 on Form S-8, dated March 12, 2002;

17)	Registration Statement Number 333-105118 on Form S-8, dated May 9, 2003;

18)	Registration Statement Numbers: 333-113769, 333-113770, 333-113771, 333-113772, and 333-113773 on Form S-8, each dated March 19, 2004;

19)	Registration Statement Number 333-115357 on Form S-8, dated May 10, 2004;

20)	Registration Statement Number 333-127084 on Form S-8, dated August 1, 2005;

21)	Registration Statement Number 333-138352 on Form S-4, dated November 14, 2006;

22)	Registration Statement Number 333-146963 on Form S-8, dated October 26, 2007;

23)	Registration Statement Number 333-149630 on Form S-3, dated March 11, 2008;

24)	Registration Statement Number 333-155682 on Form S-3, dated November 25, 2008;

25)	Registration Statement Number 333-155684 on Form S-8, dated November 25, 2008; and

26)	Registration Statement Number 333-155687 on Form S-8, dated November 25, 2008.

of our reports dated February 24, 2009, with respect to the consolidated financial statements of Lockheed Martin Corporation and the effectiveness of internal control over financial reporting of Lockheed Martin Corporation, included in this Annual Report (Form 10-K) for the year ended December 31, 2008.

/s/ ERNST & YOUNG LLP

Baltimore, Maryland

February 24, 2009